EXHIBIT 10.1
AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT
This AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT, dated as of March 3, 2022 (this “Amendment”), is entered into by and among NN, Inc., a Delaware corporation (the “Borrower”), each other Loan Party party hereto, each Lender (as defined below) party hereto and Oaktree Fund Administration, LLC, as administrative agent and collateral agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto from time to time (collectively, the “Lenders” and, individually, each a “Lender”) and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of March 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, the Lenders are willing to agree to such amendment to the Credit Agreement.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.Amendments. Each of the Loan Parties, the Lenders and the Administrative Agent agrees that the Credit Agreement shall be amended as follows effective on and as of the Amendment Effective Date (the Credit Agreement as so amended, the “Amended Credit Agreement”):
(a)Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:
    Financial Covenant. For the benefit of the Lenders (and the Administrative Agent on their behalf), permit the Consolidated Net Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower to exceed the Consolidated Net Leverage Ratio set forth for the applicable fiscal quarter below, which will be tested quarterly on a trailing four (4) fiscal quarter basis for the most recent four fiscal quarter period for which financial statements are required to be delivered under Article VI, as of the last day of any fiscal quarter of the Borrower (commencing with the first full fiscal quarter of the Borrower following the Closing Date) (the “Financial Covenant”):

Fiscal Quarter	Consolidated Net Leverage Ratio
March 31, 2021	3.75:1.00
June 30, 2021	3.75:1.00
September 30, 2021	3.75:1.00
December 31, 2021	3.75:1.00
March 31, 2022	4.00:1.00
June 30, 2022	4.00:1.00
September 30, 2022	4.00:1.00
December 31, 2022	3.50:1.00
March 31, 2023	3.50:1.00
June 30, 2023	3.25:1.00
September 30, 2023	3.00:1.00
December 31, 2023	2.75:1.00
Thereafter	2.50:1.00

(b)Schedule 5.01, Schedule 5.04 and Schedule 7.02 of the Credit Agreement are hereby amended and restated in their entirety with Schedule 5.01, Schedule 5.04 and Schedule 7.02 attached hereto.
SECTION 3.Conditions to Effectiveness. This Amendment shall become effective upon satisfaction (or effective waiver) of the following conditions precedent (such date, the “Amendment Effective Date”):

(a)The Administrative Agent shall have received from the Borrower, each other Loan Party and each Lender an executed counterpart of this Amendment (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).
(b)After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (or to the extent such representations and warranties specifically relate to an earlier date, on and as of such earlier date).
(c)No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.
(d)The Administrative Agent shall have received reimbursement or payment of all fees and expenses required to be reimbursed or paid hereunder or under any other Loan Document or otherwise agreed to in writing to be paid (including the reasonable and documented fees, charges and disbursements of Milbank LLP, as counsel to the Administrative Agent), in each case, on or prior to the Amendment Effective Date, in the case of reimbursement of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment Effective Date (or such later date as the Borrower may agree).
SECTION 4.Effects on Loan Documents.
(a)From and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall,
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unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement and each reference in each other Loan Document to the Credit Agreement (including by means of words like “thereunder,” thereof” and words of like import) shall, unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement.
(b)Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under each of the Loan Documents to which it is party (including, for the avoidance of doubt, the Guaranty Agreement), and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.
(c)Except as expressly amended hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(d)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Secured Party under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any of the other Secured Parties under the Loan Documents.
(e)The other parties hereto hereby acknowledge and agree that, from and after the Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
SECTION 5.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.Miscellaneous.
(a)This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.
(b)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. Each party hereto agrees that the words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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(c)If any provision of this Amendment is held to be illegal, invalid or unenforceable, (x) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (y) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)Each of the parties hereto hereby agrees that Sections 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
(e)Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NN, INC., as the Borrower

By: /s/ Michael Felcher
Name:    Michael Felcher
Title:    Senior Vice President and
    Chief Financial Officer

[Amendment No. 1 to Credit Agreement]

The following other Loan Parties:

Industrial Molding Corporation
Whirlaway Corporation
PNC Acquisition Company, Inc.
PMC USA Acquisition Company, Inc.
PMC Acquisition Company, Inc.
NN Precision Plastics, Inc.
Caprock Manufacturing, Inc.
Caprock Enclosures, LLC
Brainin-Advance Industries LLC
Wauconda Tool & Engineering LLC
General Metal Finishing LLC
Advanced Precision Products, Inc.
HowesTemco, LLC
Premco, Inc.
Profiles, Incorporated
Holmed, LLC
Southern California Technical Arts, Inc.
Autocam Corporation
Autocam-Pax, Inc.
Polymetallurgical LLC
NN Power Solutions Holdings, LLC
NN Power Solutions, LLC

By:    /s/ Matthew S. Heiter
Name:    Matthew S. Heiter
Title:    Vice President and Secretary

[Amendment No. 1 to Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC,
as the Administrative Agent
By:    Oaktree Capital Management, L.P.
Its:    Managing Member

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By:    Oaktree Fund AIF Series, L.P. – Series T
Its:    General Partner

By:    Oaktree Fund GP AIF, LLC
Its:    Managing Member

By:    Oaktree Fund GP III, L.P.
Its:    Managing Member

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree Global Credit Plus Fund AIF, L.P.

By:    Oaktree Fund GP IIA, LLC
Its:    General Partner

By:    Oaktree Fund GP II, L.P.
Its:    Managing Member

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.

By:     Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.
Its:     General Partner

By:     Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC
Its:     General Partner

By:    Oaktree Fund GP III, L.P.
Its:    Managing Member

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director
[Amendment No. 1 to Credit Agreement]

Oaktree Strategic Income II, Inc.

By: Oaktree Fund Advisors, LLC
Its: Investment Advisor

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

OSI 2 Senior Lending SPV, LLC

By:    Oaktree Strategic Income II, Inc.
Its:    Managing Member

By:    Oaktree Fund Advisors, LLC
Its:    Investment Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Exelon Strategic Credit Holdings, LLC

By:    Oaktree Capital Management, L.P.,
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

Oaktree-NGP Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.,
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

Oaktree-Forrest Multi-Strategy, LLC [– Series A]

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director
[Amendment No. 1 to Credit Agreement]

Oaktree-TBMR Strategic Credit Fund C, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

Oaktree-TBMR Strategic Credit Fund F, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

Oaktree-TBMR Strategic Credit Fund G, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree-Minn Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

INPRS Strategic Credit Holdings, LLC

By:    Oaktree Capital Management, L.P.,
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

Oaktree-TCDRS Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree-TSE 16 Strategic Credit, LLC

By:    Oaktree Capital Management, L.P.,
Its:    Manager

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]

Oaktree Specialty Lending Corporation

By:    Oaktree Fund Advisors, LLC
Its:    Investment Adviser

By:    /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:    /s/ Raghav Khanna
Name: Raghav Khanna
Title: Managing Director

[Amendment No. 1 to Credit Agreement]